UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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___ Preliminary proxy statement
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UNITED BANCSHARES, INC.
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(Name of Registrant as Specified In Its Charter)

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URGENT

IMMEDIATE RESPONSE REQUESTED

October 31, 2007

Dear Shareholder:

On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2007 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, December 7, 2007, at 9:00 A.M., local time, at the National Liberty Museum, 321 Chestnut Street, Philadelphia, PA 19106. Accompanying this letter is a Notice of Meeting, a Proxy Statement and a Proxy Card. Also accompanying this letter is United Bancshares, Inc.’s Annual Report to its shareholders for the year 2006.

Shareholders who need directions to the location of the Annual Meeting should call (215) 231-3670 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted.  A self-addressed stamped envelope is enclosed to return the completed proxy form.  For your convenience, telephone and on-line voting are now available.  Please follow the instructions on the proxy card if you would like to vote in this manner.

The officers, directors and staff of United Bank sincerely appreciate your continuing support.

Sincerely,

Evelyn F. Smalls
President and Chief Executive Officer

Enclosures

UNITED BANCSHARES, INC.
30 South 15th Street, 12th Floor
Philadelphia, PA 19102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON December 7, 2007

Dear Shareholders,

The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Friday, December 7, 2007 at the National Liberty Museum, 321 Chestnut Street, Philadelphia, PA 19106 for the following purposes:

1.	To re-elect two (2) Class D directors to serve until the expiration of their four (4) year terms.

2.	To ratify the appointment of McGladrey and Pullen, LLP as United Bancshares, Inc.’s independent registered public accounting firm for the year 2007.

In their discretion, the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on October 20, 2007, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person, by proxy, by telephone or via the internet.

By Order of the Board of Directors

Marionette Y. Wilson, Secretary

Philadelphia, Pennsylvania
October 31, 2007

IMPORTANT NOTICE

To assure your representation at the Annual Meeting, please vote via telephone or the internet, or complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.

PROXY STATEMENT

INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. (“UBS” or “the Corporation”) in connection with the solicitation of proxies by UBS for use at UBS’ Annual Meeting of Shareholders to be held on Friday, December 7, 2007, at 9:00 A.M., or any adjournment or postponement thereof (the “Annual Meeting”). At the Annual Meeting, the shareholders will consider and vote upon (i) the re-election of two (2) Class D directors to serve until the expiration of their four (4) year terms; and (ii) the ratification of the appointment of McGladrey and Pullen, LLP as the independent registered public accounting firm for UBS for the year 2007. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is October 31, 2007. The address of the executive office of UBS is 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held on Friday, December 7, 2007 at 9:00 A.M. local time, at the National Liberty Museum, 321 Chestnut Street, Philadelphia, PA 19106.

Record Date and Voting

The Board of Directors of UBS has fixed the close of business on October 20, 2007 as the record date for determining holders of record of UBS’ Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

The holders of a majority of the outstanding shares of UBS’ Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of October 20, 2007, there were 873,192 shares of UBS’ Common Stock outstanding with voting rights.

Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of UBS, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Marionette Y. Wilson, the Secretary of UBS, at the executive office of UBS at 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

UBS does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

       Directors are elected by plurality of the votes cast. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the annual meeting for a particular matter (other than the election of directors) is required for the matter to be deemed an act of the shareholders.  If a shareholder abstains from voting on any matter, then the shares are considered present at the Annual Meeting for purposes of the proposal.  However, abstentions are not votes for or against the proposal.  Abstentions will reduce the number of affirmative votes required to approve a proposal by reducing the total number of shares voting on a proposal from which a majority is calculated.  A broker non-vote occurs when a broker does not receive authority to vote on a particular matter.  Broker non-votes are not counted with regard to the proposal.  Broker non-votes do reduce the number of affirmative votes required to approve the proposal by reducing the total number of shares voting on a particular matter from which a majority is calculated.

Other Matters

        UBS will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of UBS and by UBS’ wholly-owned subsidiary United Bank of Philadelphia (the “Bank”). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of UBS’ Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to UBS, as of October 20, 20071, with respect to the only persons to UBS’ knowledge, who may be beneficial owners of more than 5% of UBS’ Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Corporation Common Stock	Percentage of Outstanding Corporation Common Stock Owned
Philadelphia Municipal	71,667	8.21%
Retirement System
2000 Two Penn Center
Philadelphia, Pennsylvania 19102
Wachovia Corporation, (formerly, First Union Corporation)[2]	50,000	5.73%
301 S College Street, Floor 27
Charlotte, NC 28288

Greater Philadelphia Urban Affairs Coalition	47,500	5.44%
1207 Chestnut Street, Floor 7
Philadelphia, PA 19107

The Estate of James F. Bodine	44,583	5.11%
401 Cypress Street
Philadelphia, PA 19106

(1)As of October 20, 2007, there were 873,192 shares of UBS’ voting Common Stock outstanding.
(2)Wachovia Corporation owns 241,666 shares of UBS Common Stock of which 50,000 are voting shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that UBS’ directors and executive officers file reports of their holdings of UBS’ Common Stock with the Securities and Exchange Commission (the “Commission”). Based on UBS’ records and other information available to it, UBS believes that the Commission’s Section 16(a) reporting requirements applicable to UBS’ directors and executive officers were complied with for UBS’ fiscal year ended December 31, 2006.

CORPORATE GOVERNANCE

The Bylaws of UBS provide that a Board of Directors of not less than five (5) and not more than twenty-five (25) directors shall manage UBS’ business. UBS’ Board, as provided in the bylaws, is divided into four classes of directors: Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at nine (9), with three (3) members in Class A, one (1) member in Class B, three (3) members in Class C, and two (2) members in Class D. (SEE PROPOSAL 1—ELECTION OF DIRECTORS)

Under UBS’ bylaws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

      The Board of Directors of UBS and the Board of Directors of the Bank meet when necessary. The Executive Committee of the Bank meets in those months when the UBS Board of Directors does not meet. The Executive Committees of UBS and the Bank act in the stead of the Boards of Directors of UBS and the Bank, respectively, and exercise the authority and powers of the Boards of Directors at intervals between meetings of the Boards of Directors insofar as may be permitted by law and have responsibility for the nomination of new directors. The Asset and Liability Management Committee of the Bank’s Board meets for the purpose of managing and monitoring the Bank’s exposure to Bank’s independent registered public accounting firm to review the results of the annual audit. The Bank’s Compliance Committee has been combined with the Bank’s Audit Committee and addresses the Bank’s regulatory compliance matters. UBS has a nominating committee. UBS’ Board of Directors does not have a Compensation Committee of the Board since it has no employees.

Directors’ Qualifications

In considering any individual nominated to be a director on UBS’ and the Bank’s Board of Directors’, the Board of Directors considers a variety of factors, including whether the candidate is recommended by the Bank’s executive management and the Board’s Nominating Committee, the individual’s professional or personal qualifications, including business experience, education and community and charitable activities and the individual’s familiarity with the communities in which UBS or the Bank is located or is seeking to locate.

Procedures for Shareholder Nominations

Section 3.4 of Article 3 UBS’ Bylaws provides that no shareholder shall be permitted to nominate a candidate for election as a director, unless such shareholder shall provide to the Secretary of UBS information about such candidate as is equivalent to the information concerning candidates nominated by the Board of Directors that was contained in the UBS Proxy Statement for the immediately preceding Annual Meeting of shareholders in connection with election of directors.  Such information consists of the name, age, any position or office held with UBS or the Bank, a description of any arrangement between the candidate and any other person(s), naming such persons pursuant to which he or she was nominated as a director, his/her principal occupation for the five (5) years prior to the meeting, the number of shares of UBS stock beneficially owned by the candidate and a description of any material transactions or series of transactions to which UBS or the Bank is a party and in which the candidate or any of his affiliates has a direct or indirect material interest, which description should specify the amount of the transaction and where practicable the amount of the candidates interest in the transaction.  Such information shall be provided in writing not less than one hundred twenty (120) days before the first anniversary preceding the annual meeting of UBS’ shareholders.  The of Chairman of the Board of Directors is required to determine whether the director nominations have been made in accordance with the provisions of the UBS’ Bylaws, and if any nomination is defective, the nomination and any votes cast for the nominee(s) shall be disregarded.

Communicating with the Board of Directors

       Shareholders may communicate with any UBS or Bank director or member of a Committee of the Board of Directors of UBS or the Bank by writing to United Bancshares, Inc., Attention: Board of Directors, P.O. Box 54212, Philadelphia, PA 19105.  The written communications will be provided to Marionette Y. Wilson, a director and Corporate Secretary of the Board of Directors, who will determine the further distribution of the communications which are appropriate based on the nature of the information contained in the communications.  For example, communications concerning accounting internal controls and auditing matters will be shared with the Chairman of the Audit/Compliance Committee of UBS’ Board of Directors.

Code of Conduct

       UBS  and the Bank has adopted a Code of Business Conduct and Ethics ( the “Code”) that applies to all its directors, employees and  officers and including its Chief Executive Officer and its Chief Financial Officer.  The Code meets the requirement of a code of ethics for the UBS’ and the Bank’s principal executive officer and principal financial officer or persons performing similar functions under Item 406 of the SEC’s Regulation S-K.  Any amendments to the Code or any waivers of the Code for directors or executive officers will be disclosed promptly on a Form 8-K filed with the SEC or by any other means approved by the SEC. The Code complies with requirements of Sarbanes – Oxley

Act and the listing standards of NASDAQ and UBS provides a copy of the Code to each director, officer and employee.

UBS will provide, without charge, a copy of its Code of Business Conduct and Ethics to any person who requests a copy of the Code.  A copy of the Code may be requested by writing to the President of UBS at United Bank of Philadelphia at 30 S. 15th Street, Suite 1200, Philadelphia, PA  19102.

Policy for Attendance at Annual Meetings

         UBS has a policy requiring all of its directors to attend UBS’ annual meeting.  At the annual meeting held on November 21, 2006, eight (8) of UBS’ ten (10) directors attended the meeting.

UBS’ AND BANK’S BOARD OF DIRECTORS

Director Independence

The Board of Directors of the Company and the Bank has determined that all of its members are independent and meet the independence requirements of National Association of Securities Dealers (“ NASDAQ”) except Evelyn F. Smalls.  Because Ms. Smalls is the President and Chief Executive Officer of the Company and the Bank she is not independent as defined by NASDAQ.  The independent directors of the UBS’ and the Bank’s Board of Directors will hold regularly scheduled executive sessions on a regular basis, but, in any event, not less than twice a year. HOW OFTEN MET

General Information about UBS’ and Bank’s Boards of Directors

UBS’ Board of Directors meets when necessary and during 2006 held eleven (11) meetings, including UBS’ organization meeting. In 2006, the Bank’s Board of Directors was scheduled to meet at least monthly, except in August and during 2006 held eleven (11) meetings.

Information about the Committees of UBS’ Board of Directors

The Committees of UBS’ Board of Directors are the Executive Committee, Audit/Compliance Committee and the Nominating Committee.

Information about UBS’ Executive Committee

      The Committees of UBS’ Board of Directors are the Executive Committee, Audit/Compliance Committee, and the Nominating Committee.  The Executive Committee, comprised of L. Armstead Edwards (Chairman), William B. Moore (Vice Chairman), David R. Bright, Joseph T. Drennan, Evelyn F. Smalls, and Marionette Y. Wilson meets, when necessary, at the call of the Chairman, and to exercise the authority and powers of UBS’ Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2006.

Information about UBS’ Audit/Compliance Committee and Financial Expert

The Audit/Compliance Committee of UBS’ Board of Directors1 is comprised of Joseph T. Drennan (Chairman), L. Armstead Edwards, Marionette Y. Wilson and William B. Moore, meets when necessary at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues.  The Committee selects the independent registered public accountants. In addition, the Committee meets with UBS’ independent registered public accountants to review the results of the annual audit and other related matters. Each member of the Committee is “independent” as defined in the applicable listing standards of the National Association of Securities Dealers (“NASDAQ”). The Committee held seven (7) meetings during 2006.

1The Audit Committees of UBS and the Bank are operating standing committees established in accordance with Section 3(a) 58(A) of the Exchange Act.

Each member of the Audit/Compliance Committee is independent and financially literate as defined by NASDAQ.  The Board of Directors of the Company and the Bank has determined that Joseph T. Drennan is the “Financial Expert,” as defined in the Commission’s regulations.

The Compliance Committee was combined with the Audit Committee and is comprised of the same members.  On a quarterly basis compliance matters are addressed to include the review of regulatory compliance matters, the Bank’s compliance programs and the CRA Act activities.

Information About UBS’ Nominating Committee

The Nominating Committee, comprised of L. Armstead Edwards (Chairman), Ernest L. Wright, and Joseph T. Drennan meets at the call of the Chairman. The Committee is responsible for considering and recommending future director nominees to the Board of Directors of UBS and the Bank and the Committee is independent and meets the requirements for independence of the NASDAQ Stock market. The Nominating Committee charter is attached as an exhibit to this Proxy Statement and will be made available, without charge, upon written request by the shareholders of UBS to the corporate secretary of UBS.  A copy of the charter is not currently available on UBS’ website.  The Committee did not hold any meetings during 2006.  Directors standing for re-election were nominated by the Executive Committee of the Board.

Meetings of UBS’ Board and its Committees

The total number of meetings of UBS’ Board of Directors that were held in 2006 was eleven (11). All of the incumbent directors, who were directors during 2006 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, except William B. Moore, who attended seventy-three percent (73%) and Marionette Y. Wilson, who attended sixty-four percent (64%); and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except William B. Moore, who attended seventy-three percent (73%) of the Executive Committee meetings and forty percent (40%) of the Audit Committee meetings.

Information about Committees of the Bank’s Board of Directors

The Committees of the Bank’s Board of Directors are the Executive, Asset Liability Management, Audit/Compliance Committees and the Loan Committee.

Information about the Bank’s Executive Committee

The Executive Committee, comprised of L. Armstead Edwards (Chairman), William B. Moore (Vice Chairman), Joseph T. Drennan, David R. Bright, Evelyn F. Smalls and Marionette Y. Wilson meets, when necessary, at the call of the Chairman, to discuss and approve certain human resource matters including compensation, to ratify and approve certain of the Bank’s loans and to exercise the authority and powers of the Bank’s Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee held eleven (11) meetings during 2006. The Bank’s Board of Directors does not have a Compensation Committee; the Executive Committee performs that function without Evelyn Smalls who serves as an executive officer of the Bank.

Information about the Bank’s Asset/Liability Committee

The Asset Liability Management Committee, comprised of Bernard E. Anderson (Chairman), L. Armstead Edwards, Joseph T. Drennan, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, to review and manage the Bank’s exposure to interest rate risk, market risk and liquidity risk. During 2006, the Asset and Liability Management Committee held four (4) meetings.

Information about the Bank’s Audit/Compliance Committee

The Audit/Compliance Committee comprised of Joseph T. Drennan  (Chairman), L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson met at least quarterly through September 2006 and monthly thereafter in accordance with its Written Agreement with regulators. The Audit/Compliance Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues. In addition, the Audit/Compliance Committee meets with the Bank’s independent registered public accountants to review the results of the annual audit and other related matters, as well as other regulatory compliance issues. Each member of the Audit/Compliance Committee is “independent” as defined in the applicable listing standards of NASDAQ. The Committee held seven (7) meetings during 2006.

The Compliance Committee is combined with the Audit Committee and is comprised of the same members.  On a quarterly basis compliance matters are addressed to include the review of regulatory compliance matters, the Bank’s compliance programs and the Community Reinvestment Act (CRA) activities.

Information about the Bank’s Loan Committee

The Loan Committee, comprised of David R. Bright (Chairman), L. Armstead Edwards, Evelyn F. Smalls, and Ernest Wright meets when necessary to review and approve loans that are $200,000 and over and to discuss other loan-related matters.  During 2006, the Loan Committee held twelve (12) meetings.

Meetings of Bank’s Board and its Committees

The total number of meetings of the Bank’s Board of Directors that were held in 2006 was eleven (11). All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors; except William B. Moore, who attended seventy-three percent (73%) and Marionette Y. Wilson, who attended sixty-four percent (64%); and, (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except William B. Moore, who attended seventy-three percent (73%) of the Executive Committee meetings and forty percent (40%) of the Audit Committee meetings.

BOARDS OF DIRECTORS COMPENSATION

Directors Fees

     The normal non-officer director fee paid by the Bank is Three Hundred Fifty Dollars ($350) for attending each Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors’ Committee meetings. Directors’ fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS’ Board of Directors or Committee meetings.  Effective April 1, 2002, the Board of Directors elected to waive all fees for an indefinite period of time.   Therefore, no table summarizing the compensation paid to non-employee directors is required for the fiscal year ended December 31, 2006.

BIOGRAPHICAL INFORMATION ABOUT CORPORATION’S DIRECTORS

               The following table sets forth certain biographical information. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.
Name, Principal Occupation and Business Experience For Past Five Years	Age as of October 20, 2007	Director Since[2]
CONTINUING DIRECTORS

Class A The terms of the following directors expire in 2008: 1. L. Armstead Edwards Owner and President, Edwards Entertainment, Inc. Philadelphia, PA from 1978 until the present time	65	1993
2. Marionette Y. Wilson Retired, formerly Co-Founder/Partner, John Frazier, Inc., Philadelphia, PA from 1981 – 2002	62	2000
3. Ernest L. Wright Founder, President and CEO of Ernest L. Wright Construction Company, Philadelphia, PA from 1976 until the present time	79	1993

CONTINUING DIRECTORS Class B
The terms of the following directors expire in 2009:
1. Ahsan M. Nasratullah
President, JNA Capital, Inc. Philadelphia, PA from April 1994 to present	50	2004

CONTINUING DIRECTORS Class C
The terms of the following directors expire in 2010:
1. Bernard E. Anderson	69	2002
Professor of Management/Practicing Economist at the Wharton School, University of Pennsylvania, Philadelphia, PA

2. David R. Bright	68	2002
Retired, Executive Vice President, Meridian Bancorp Philadelphia, PA
3. Joseph T. Drennan Chief Financial Officer, Universal Capital Management Inc. Wilmington, DE	62	2004

DIRECTORS STANDING FOR RE-ELECTION Class D
The terms of the following directors expire in 2007 and, if elected to serve, will expire in 2011:
1. William B. Moore	65	1993
Pastor Tenth Memorial Baptist Church, Philadelphia, PA since 1971 and Deputy Executive Director, Philadelphia Parking Authority from 2000 to present

2. Evelyn F. Smalls	62	2000
President and Chief Executive Officer of the Bank and UBS Since June of 2000; Senior Vice President of the Bank from October 1993 to May 2000

Footnote Information Concerning Directors
(2)       Reference to service on the Boards of Directors refers to the Bank only prior to 1993 and to the Bank and UBS since 1993.

BENEFICIAL OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES AND EXECUTIVES

The following table lists the beneficial ownership of shares of the UBS’ Common Stock as of October 20, 2007 for each of the UBS’ director, nominees and executive officers.   The table also shows the total number of shares of Common Stock ownership by the director, nominees and executive officers of UBS as a group.
Name	Common Stock[3,4,5]	Percent of Outstanding Stock
Current Directors
L. Armstead Edwards	10,833	1.24%
Marionette Y. Wilson (Frazier)	17,900	2.05%
Ernest L. Wright	7,084	*
Bernard E. Anderson	850	*
David R. Bright	850	*
Joseph T. Drennan	783	*
Ahsan M. Nasratullah	833	*
William B. Moore	1,834	*
Evelyn F. Smalls	500	*

Certain Executive Officers
Evelyn F. Smalls	500**	*
Brenda M. Hudson-Nelson	50	*
All Current Directors and Executive Officers as a Group	41,517	4.75% ***

(3)
Stock ownership information is given as of October 20, 2007, and includes shares that the individual has the right to acquire (other than by exercise of stock options) within sixty (60) days of October 20, 2007. Unless otherwise indicated, each director and each such named executive officer holds sole voting and investment power over the shares listed.

(4)
The number of shares “beneficially owned” in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record that such director does not own beneficially.

(5)
UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS’ Common Stock other than Wachovia Corporation (formerly First Union Corporation), Philadelphia Municipal Retirement System, the Greater Philadelphia Urban Affairs Coalition and the Estate of James F. Bodine. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)

__________________
Footnotes Concerning Beneficial Ownership of Stock
*	Less than one percent.
**	Ms. Smalls is also a Director; see listing above.
***	Calculated by adding the Common Stock owned plus exercisable options and dividing by the actual number of shares outstanding October 20, 2007, plus the shares subject to the exercisable option.

UBS’ AND BANK’S EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the current executive officers of UBS and the Bank as of October 20, 2007:

Name, Principal Occupation and Business Experience For Past 5 Years	Age as of October 20, 2007	Office with the UBS and/or Bank	UBS Stock Beneficially Owned
Evelyn F. Smalls(1)(2)	62	President and Chief Executive Officer and Director of UBS and Bank	500
Brenda M. Hudson-Nelson (3)	45	Executive Vice President and Chief Financial Officer of UBS and Bank	50
Terrence D. Barclift(4)	32	Senior Vice President and Senior Lending Officer	-

Footnote Information Concerning Executive Officers
(1)
Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.

(2)
The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the “Voting Trusts”) pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS.

(3)
Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000.  In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President and Chief Financial Officer.

(4)	Mr. Barclift was hired as Senior Vice President and Senior Lending Officer in October 2006. Prior to that, Mr. Barclift served five years as senior vice president/relationship manager for two money center banks. Mr. Braclift has over 13 years experience in credit administration and lending.

EXECUTIVE COMPENSATION

The Executive Committee, comprised of L. Armstead Edwards (Chairman of the Board), William B. Moore (Vice Chairman of the Board), Marionette Y. Wilson, Joseph T. Drennan, and David R. Bright without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to Evelyn F. Smalls the President of UBS, Brenda M. Hudson-Nelson Executive Vice President and Chief Financial Officer, and Terrence Barclift, Senior Vice President and Senior Lending Officer.  Each member of the Compensation Committee is independent as defined by NASDAQ. During 2006, the Executive Committee held two (2) meetings as the Compensation Committee.

Compensation Discussion and Analysis

The primary objectives of our compensation policy are:

•	To attract and retain highly qualified key executive officers essential to our long-term success;
•	To reward properly executive officers for performance, achievement of goals and enhancement of shareholder value.

Compensation Philosophy

The compensation philosophy is to compensate our executive officers for performance. However, because the Bank is currently designated as a “troubled financial institution”, non-salary benefits have limitations including the inability to offer executives significant deferred compensation, post-retirement benefits or compensation in the event of a change in control.

The Committee’s Process

        Because of the inability of management to attain the goals outlined in the 2005 Strategic Plan, there were no salary increases given to executive officers in 2006.  Therefore, there were no deliberations by the committee in reference to salary increases.

Components of Compensation for 2006

For the fiscal year ended December 31, 2006, the components of executive compensation were:

•	Salary;
•	Life Insurance two times salary; and
•	Automobile Allowance.

Salary

Salary provides the compensation base rate and is intended to be internally fair among executive officers at the same level of responsibility.

In setting the salary for the chief executive officer, the committee considers financial results, organizational development, marketing initiatives, board relations, management development, work on representing us to our customers, clients and the public, and results in developing, expanding and integrating our products and services. The committee also takes into account the effects of inflation. The committee exercises discretion in setting the chief executive officer’s salary and may increase or decrease the chief executive officer’s salary based on our financial performance or on non-financial performance factors, if it so decides. However, the employment contract with Ms. Smalls, chief executive officer, sets a minimum salary of $160,000 per year.

The committee receives evaluations of the other executive officers performance from Ms. Smalls and her recommendations for base salaries for those officers. The recommendations are based on the officer’s level of responsibility and performance of duties. The committee then reviews and modifies, where appropriate, the recommendations and sets the salaries for the other executive officers.

Executive Compensation Actions for 2006

2006 Salary Decisions. In September, 2006, the committee met to determine the salary for the new senior lending officer, Terrence Barclift. The committee reviewed competitive salaries in the region for similar positions as well as prior accomplishments to determine the salary of $110,000 for Mr. Barclift.

COMPENSATION COMMITTEE REPORT

The Executive Committee serving as the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2006.

Respectfully submitted:

L. Armstead Edwards
William B. Moore
Marionette Y. Wilson
Joseph T. Drennan
David R. Bright

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the year ended December 31, 2006.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Evelyn F. Smalls	2006	$ 164,307	$ 0	$ 0	$ 0	$ 0	$ 0	$ 6,209	$ 170,307
President and Chief Executive Officer
Brenda Hudson-Nelson,	2006	118,390	0	0	0	0	0	6,095	$ 124,390
Executive Vice President and Chief Financial Officer
Terrence Barclift(3)	2006	26,230	0	0	0	0	0	500	$ 26,730
Senior Vice President and Senior Lending Officer

(1)
Amounts are not included in the Bonus, Stock Awards, Option Awards, Non-equity Incentive Plan Compensation, Change in Pension and Nonqualified Deferred Compensation Earnings and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.

(2)
UBS’ executives receive a $500 per month automobile allowance. UBS’ executive are provided with life insurance policies equivalent to two times their annual salary for which the cost is $209/annually for Evelyn Smalls and $98/annually for Brenda Hudson-Nelson

(3)	Terrence Barclift became employed by the Bank in October 2006.

Executive Employment Agreements

The Bank entered into an Employment Agreement with Evelyn F. Smalls in November 2004 to continue to serve as the Bank’s President and Chief Executive Officer. The term of the Employment Agreement is three (3) years, unless extended or terminated.   The Employment Agreement provides for an annual base salary of $160,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson in November 2004 to continue to serve as the Bank’s Executive Vice President and Chief Financial Officer. The term of the Employment Agreement is three (3) years, unless extended or terminated.    The Employment Agreement provides for an annual base salary of $115,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

     The Bank entered into an Employment Agreement with Terrence Barclift in October 2006 to serve as the Bank’s Senior Vice President and Senior Lending Officer. The term of the Employment Agreement is two (2) years, unless extended or terminated.    The Employment Agreement provides for an annual base salary of $110,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

Payments Upon Termination

     The named executive officers are only entitled to payment of their salary, life insurance, and automobile allowance through the date of termination.

Equity Compensation Plan Information

        The Company adopted a Stock Option Plan in 1998.  Under this Plan, options to acquire shares of common stock were granted to the former chief executive officer.  The Stock Option Plan provides for the granting of options at the fair market value of the Company’s common stock at the time the options are granted.  Each option granted under the Stock Option Plan may be exercised within a period of ten years from the date of grant.  However, no option may be exercised within one year from the date of grant.  No options were granted in 2006.

Other Compensation Tables

     We have not included a grant of plan-based awards table, an outstanding equity awards table, options exercises and stock vested table, and pension benefits table because those tables are not applicable.

AUDIT COMMITTEE REPORT

In connection with the preparation and filing of UBS’ Annual Report on Form 10-K for the year ended December 31, 2006, the Audit Committee (i) reviewed and discussed the audited financial statements with UBS’ management, (ii) discussed with McGladrey and Pullen, LLP, UBS’ independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of   McGladrey and Pullen, LLP, and (iv) has received the written disclosures and the letter from McGladrey and Pullen, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented). Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in UBS’ Annual Report on Form 10-K for the year ending December 31, 2006.

UBS’ Audit Committee is composed of   Joseph T. Drennan (Chairman), L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson who each endorsed this report.

Respectfully submitted:

Joseph T. Drennan (Chairman)
L. Armstead Edwards
William B. Moore
Marionette Y. Wilson

  Transactions with Related Parties

Some of our directors, members of their immediate families and the companies with which they are associated were our customers and had banking transactions with us in the ordinary course of our business during 2006. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other non-affiliated customers. In our opinion, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

Our policy on related party transactions require the Audit Committee to approve all related party transactions other than routine banking relationships and loans that otherwise comply with federal regulations. Our Executive Committee reviews and approves loans to the executive officers and directors and their related interests pursuant to Regulation O of the Federal Reserve Board.

AUDIT AND NON-AUDIT FEES

The following table presents the fees for each of the last two fiscal years for the UBS’ principal accountants by category:

	2006	2005

Audit Fees	$93,274	$86,703
Audit-related fees	-	-
Tax fees	10,794	8,304
All other fees	-	-
Total fees	$104,068	$95,007

Services Provided by McGladrey and Pullen, LLP

1)
Audit Fees—These are fees for professional services performed by McGladrey and Pullen, LLP in 2006 and 2005 for the audit, including an audit of consolidated  financial statements reporting, and review of financial statements included in our Form 10-Q and Form 10-K filings.

2)
Tax Fees—These are fees for professional services performed by RSM McGladrey, Inc. (an independent company associated with McGladrey and Pullen, LLP through an alternative practice structure) with respect to tax compliance and tax advice. This includes preparation of our tax returns, tax research and tax advice.

     Our Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independence of McGladrey and Pullen, LLP and determined that to be the case.

Pre-approval of Services

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for UBS by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

Nominees for Directors

The following persons have been nominated by UBS’ Board of Directors for election as directors to serve as follows:

Class D – Terms Expires in 2011
(1)	Evelyn F. Smalls
(2)	William B. Moore

and until their successors are elected and takes office.

The persons named as proxies in the accompanying form of proxy have advised UBS that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.

The affirmative vote of the holders of at least a majority of UBS’ shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting is required for the election of the nominee for director. Proxies solicited by the Board of Directors will be voted for the nominee listed above, unless the shareholders specify a contrary choice in their proxies.

The Board of Directors recommends a vote FOR the nominee listed above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on the Proxy Card)

The firm of McGladrey and Pullen LLP has been appointed by the Board of Directors to serve as UBS’ independent registered public accounting firm for the fiscal year beginning January 1, 2007. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent registered public accounting firm. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent registered public accounting firm will be reconsidered by the Board of Directors.

The resolution being voted on is as follows:

RESOLVED, that the shareholders of UBS ratify and confirm the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2007.

The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

The Board of Directors recommends a vote FOR the resolution ratifying the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2007.

ADJOURNMENT

If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS will pay the costs of any additional solicitation and of any adjournment session.

FINANCIAL STATEMENTS

The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2006.

OTHER BUSINESS

Management does not know at this time of any other matters that will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2008

UBS’ Annual Meeting of Shareholders will be held on or about October 31, 2008. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before July 28, 2008. It is suggested that the proposal or proposals be submitted by certified mail-return receipt requested to the attention of Marionette Y. Wilson, the Secretary of UBS, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

ADDITIONAL INFORMATION

A copy of UBS’ Annual Report for the fiscal year ended December 31, 2006, containing, among other things, financial statements examined by its independent registered public accountants, was mailed with this Proxy Statement on or about October 31, 2007 to the shareholders of record as of the close of business on October 20, 2007.

Upon written request of any shareholder, a copy of UBS’ Annual Report on Form 10-K for its fiscal year ended December 31, 2005, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS’ Secretary, Marionette Y. Wilson, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

By Order of the Board of Directors of
United Bancshares, Inc.

Marionette Y. Wilson, Secretary

EXHIBIT A

UNITED BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

The purpose of the Audit Policy of United Bancshares, Inc., (the “Bank”) is to formally establish and provide guidance for the independent audit function, which complies with regulatory requirements. The function is in accordance with the Interagency Policy Statement on Internal Auditing. Since this function with the Bank is outsourced, an engagement letter is obtained that sets forth adherence to the Interagency Policy Statement.

The Internal Auditor, The Outsourcing Partnership, will report directly to the Audit Committee of the Board of Directors. In addition, the Internal Auditor will attend the Audit Committee meeting quarterly to report on audits and to keep abreast of the Written Agreement.

The following will accomplish the purpose of the roles and responsibilities of the independent audit function:

AUDIT COMMITTEE CHARTER

The Audit Committee of the Bank is a standing committee of the Board of Directors that has established a comprehensive Audit Charter setting forth the following: membership requirements, roles and responsibilities regarding internal controls and financial reporting, compliance with laws and regulations, code of conduct, internal audit, external audit, meetings and reporting. The Audit Charter is enclosed.

AUDIT RISK ASSESSMENT PLAN

The Audit Committee will obtain from the auditor an audit risk assessment and internal audit plan that will set forth the frequency of the audits to be performed which will be reported to and monitored by the Audit Committee. The audits will be conducted in accordance with standards established by the Institute of Internal Audit Standards and the auditor will be evaluated periodically by the Audit Committee relative to the completion of the Plan. The auditor will obtain approval from the Audit Committee if the Audit Plan is adjusted. Audit findings as well as appropriate follow-up will be reported to the Audit Committee.  The Chairman of the Audit Committee will make a report to the full board.

MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Bank’s financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
•	Monitor the independence and performance of the Bank’s independent auditors and internal auditing program.
•	Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.

ORGANIZATION

The Audit Committee of United Bancshares, Inc. (the "Committee"), defined to include the holding company and other subsidiaries is appointed by the Corporation's Board of Directors. The Committee is composed of at least three independent Directors. One of the members of the Committee has been designated its Chairman. The Committee is designated by the Board to oversee the audit affairs of the Corporation, Bank and subsidiaries to perform such specific audit function reviews as may be determined by the Committee.

Each committee member will be both independent and financially literate.  No committee member shall simultaneously serve on the audit committees of more than two other public companies.

The Committee will meet quarterly and hold additional meetings, as the Chairman shall require in order to satisfy its duties and responsibilities.

ROLES AND RESPONSIBILITIES
Internal Control

•
Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

•	Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management; and

•	Ensure that the external auditors and internal auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

FINANCIAL REPORTING
General

•
Review and report to the full board significant accounting and reporting issues, including recent professionals and regulatory pronouncements, and understand their impact on the financial statements; and

•	Discuss with management and the internal and external auditors significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements

•
Review and report to the full board the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

•
Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of loan losses; litigation reserves; and other commitments and contingencies;

•
Review with management and the external auditors to review the financial statements and the results of the audit: This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•	Consider management's handling of proposed audit adjustments identified by the external auditors.

•
Review the Annual Report and other sections of the form 10-K before its release consider whether the information is adequate and consistent with Committee members’ knowledge about the company and its operations.

•
Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Bank’s internal controls.

Interim Financial Statements

•
Be briefed on how management develops and summarizes quarterly financial the extent of external auditors review of quarterly financial information, and whether that review is performed on a pre- or post-issuance basis; and

•	To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors regarding:

-	Generally accepted accounting principals have been consistently applied;
-	There are any actual or proposed changes in accounting or financial reporting practices;
-	There are any significant or unusual events or transactions;
-	The interim financial statements contain adequate and appropriate disclosures.
-	The Allowance for Loan Losses (“ALLL”) is adequate and in accordance with the Bank’s policy.

Compliance with Laws and Regulations

•
Review and report to the full board the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

•	Periodically obtain updates from internal compliance auditors regarding compliance; and

•	Review the findings of any examinations by regulatory agencies and any auditor observations.

Compliance with the Code of Conduct

•	Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

•	Review the program for monitoring compliance with the code of conduct; and
-	Periodically obtain updates from management regarding compliance.

INTERNAL AUDIT

•
Review with management and the internal auditors the committee charter, audit schedule and approach, recommendation follow-up matrix, staffing and organizational structure of the internal audit function.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

•	Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

•	On a periodic basis, meet separately with internal auditors to discuss any matters that the committee or internal auditors believe should be discussed privately.

EXTERNAL AUDIT

•	Review the external auditors’ audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

-
At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Bank.

-	Take into account the opinions of management and internal audit.
-	Review and evaluate the lead partner of the independent auditor.
-	Present its conclusions with respect to the external auditor to the Board.
-	Ensure the rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.
-	Present its conclusions with respect to the independent auditor to the full Board.
-	Set clear hiring policies for employees or former employees of the independent auditors.
-	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.
-
Review and discuss with the independent accountants, as may be required by law or regulation, (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

-	Review and confirm the independence of the external auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

OTHER RESPONSIBILITIES

•
Meet with the external auditors, regulatory examiners, lead internal auditor, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;

•	Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

•	Perform other oversight functions as requested by the full Board; and

•	Review and assess the adequacy of the committee charter annually, requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

REPORTING RESPONSIBILITIES

•
Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Bank’s financial statements, and Bank’s compliance with legal or regulatory requirements, the performance and independence of the Bank’s independent auditors, and the performance of the internal audit function.

•
Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the Bank issues that relate to committee responsibilities.

Exhibit B

United Bancshares, Inc.

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the "Committee") of United Bancshares, Inc. (the “Company”) is responsible for the selection, qualification and compensation of Board members and candidates. The Committee acts as a nominating committee for Director Candidates and Board committee membership. The Committee assists the Board with oversight of other corporate governance matters.

PURPOSE

The Committee shall consider and report periodically to the Board of Directors on all matters relating to the selection, qualification, and compensation of members of the Board and candidates nominated to the Board, as well as any other matters relating to the duties of the members of the Board.

The Committee shall act as a nominating committee with respect to candidates for Directors and will make recommendations to the full Board concerning the size of the Board and structure of committees of the Board. The Committee shall also assist the Board with oversight of corporate governance matters.

COMMITTEE MEMBERSHIP

The Committee shall consist of at least three members.  All members of the Committee shall be "independent directors" as determined by the Board of Directors pursuant to the Company's Corporate Governance Guidelines and the NASD Listing Standards, and shall meet any other applicable standards of the Securities Exchange Act of 1934 and rules and regulations promulgated thereunder, as they may from time to time be amended. New Committee Members will receive appropriate training and orientation.

The members of the Committee shall be appointed by the Board, with one of the members appointed as Committee Chair. Committee members may be appointed or removed by a majority vote of the entire Board of Directors.

MEETINGS

The Committee shall meet as often as it determines necessary.  A majority of the members shall constitute a quorum. Minutes of each meeting will be taken and recorded.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall:

1.	Develop qualification criteria for members of the Board of Directors.

2.
Recommend to the Board the individuals to constitute the nominees of the Board of Directors for election at the next annual meeting of stockholders and who will be named as such nominees in the proxy statement used for solicitation of proxies by the Board.

3.	Recommend and nominate an individual for Director to fill the unexpired term of any vacancy existing in the Board of Directors or created by an increase in the size of the Board.

4.	Recommend and nominate members of standing Committees of the Board.

5.	Conduct an annual study of the size and composition of the Board of Directors and from time to time make recommendations to the Board for changes in the size of the Board.

6.	Recommend and nominate individuals for election as officers of the Company.

7.	Provide oversight of corporate governance matters to the Board.

8.
Develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company. Review and reassess at least annually the adequacy of the Board’s Charter and Corporate Governance Guidelines and make recommendations to the Board as appropriate.

9.
Recommend to the Board a code of business conduct and ethics applicable to employees, officers and directors of the Company and the process for consideration and disclosure of any requested waivers of such codes for directors or executive officers of the Company.

10.	Oversee annual performance evaluations of the Board of Directors.

11.	Oversee the orientation of new Directors.

12.	Review competitive practice data regarding non-employee director compensation and make recommendations to the Board with respect to the amount and form of such compensation

DELEGATION TO SUBCOMMITTEES

The Committee may form and delegate authority to subcommittees when appropriate.

REPORTS TO THE BOARD OF DIRECTORS

The Committee shall make regular reports to the Board of Directors.

OUTSIDE COUNSEL OR OTHER CONSULTANTS

In connection with its duties and responsibilities, the Committee shall have the sole authority to retain outside legal, accounting or other advisors or director candidate search firms to assist in fulfilling their responsibilities, including the authority to approve the fees payable by the Company to such advisors and other retention terms.

ANNUAL REVIEW OF THE CHARTER AND PERFORMANCE

The Committee shall annually review its performance. In addition, the Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any changes it considers necessary or advisable.

REVOCABLE PROXY UNITED BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 7, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.

The undersigned hereby constitutes and appoints L. Armstead Edwards, William B. Moore, or Evelyn F.  Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at The National Liberty Museum, 321 Chestnut Street, Philadelphia, PA 19106 at 9:00 a.m., prevailing time, and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2006 are hereby acknowledged. The Board of Directors recommends a vote FOR each of the following proposals:

1. PROPOSAL FOR ELECTION OF CLASS D DIRECTORS. To elect the nominees listed below:

Class D—Term Expires in 2011
01. Evelyn F. Smalls	☐ FOR	☐ WITHHOLD AUTHORITY
02. William B. Moore	☐ FOR	☐ WITHHOLD AUTHORITY

2. PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the selection of McGladrey and Pullen LLP as independent registered public accounting firm for 2007:

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO UNITED BANCSHARES, INC. IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

Dated:           ____________, 2007

______________________________
Signature(s) (Title(s), if applicable)

______________________________
Please print name

MEETING RESERVATION

DO YOU PLAN TO ATTEND THE ANNUAL MEETING ON MONDAY, DECEMBER 7, 2007? Yes_____ No_____

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON’S TITLE.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1.           VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes Click on “Accept Vote”

OR

2.           VOTE BY MAIL: If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

[                                            ]

You may vote by Internet 24 hours a day, 7 days a week.
Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.